UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PIPER SANDLER COMPANIES

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PIPER SANDLER COMPANIES 800 NICOLLET MALL SUITE 900 MAIL STOP J12NSH MINNEAPOLIS, MN 55402 2023 Annual Meeting For shares held directly, vote by May 16, 2023 11:59 PM ET. For shares held in a retirement plan, vote by May 12, 2023 11:59 PM ET. V05887-P88797 You invested in PIPER SANDLER COMPANIES and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* May 17, 2023 2:00 p.m. (Central Time) www.virtualshareholdermeeting.com/PIPR2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

1. Election of Directors Nominees: 1a. Chad R. Abraham 1b. Jonathan J. Doyle 1c. William R. Fitzgerald 1d. Victoria M. Holt 1e. Robbin Mitchell 1f. Thomas S. Schreier 1g. Sherry M. Smith 1h. Philip E. Soran 1i. Brian R. Sterling 1j. Scott C. Taylor 2. Ratification of the selection of Ernst & Young LLP as the independent auditor for the fiscal year ending December 31, 2023. 3. An advisory (non-binding) vote to approve the compensation of the officers disclosed in the enclosed proxy statement, or say-on-pay vote. 4. An advisory (non-binding) vote to recommend the frequency of future say-on-pay votes. 1 5. Approval of an amendment to the Amended and Restated 2003 Annual and Long-Term Incentive Plan. 6. Approval of an amendment to the Amended and Restated Certificate of Incorporation of Piper Sandler Companies. NOTE: To consider and act on such other business as may properly come before the meeting or any adjournment or postponement thereof. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V05888-P88797 For For For For For For For For For For For For 1 Year For For